SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN ENVISION FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN BALANCED FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(collectively, the “Funds”)

                Effective immediately, the following sections in Part Two of the Funds' Statements of Additional Information, including "Swaps, Caps, Floors and Collars," " Options and Futures Strategies ," " Foreign Currency Transactions ," "Repurchase Agreements," and "Reverse Repurchase Agreements," and, in addition, in the case of the Statement of Additional Information for Evergreen Variable Annuity Funds, "Derivatives," have been deleted and replaced with the following:

DERIVATIVES

                The use of swaps, options, futures contracts, and other derivatives involves risk.  Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.

                Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances.  In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

                A Fund’s ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code.

Swaps, Caps, Floors and Collars

                A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps.  Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount.  If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps.  A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

                As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund.  As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

                The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation.  In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations.  As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

            Total return swaps.  In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s).  In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts.  The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement.  If the investment adviser is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

                In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.  For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options and Futures Strategies

Options on Securities and Indices.  An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or units of the index underlying the option) at a specified price.  Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options are generally traded on securities exchanges, but may also be traded on the over-the-counter market.

Purchasing Options on Securities and Indices.  Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security.  If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit.  By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs.  In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

                Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future.  If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit.  The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.  Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

                In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices.  Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices.  The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit.  The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

                A Fund may write a call option on a security or other instrument held by the Fund.  In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option.  Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund.  During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk.  However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received.  Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option.  Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

                A Fund also may write a put option on a security.  In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options.  A Fund may also invest in over-the-counter (“OTC”) options.  OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions.  The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option.  If an option is American style, it may be exercised on any day up to its expiration date.  In contrast, a European style option may be exercised only on its expiration date.

                In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction.  In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased.  A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs).  A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs).  Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written.  A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option.  A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

                An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions.  There are various risks associated with transactions in exchange-traded and OTC options.  The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration.  The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.  In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option.  This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

                A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments.  In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise.  As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline.  As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option.  Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

                An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series.  If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above.  In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

                Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write.  The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group.  These limits restrict a Fund’s ability to purchase or sell particular options.

                An OTC option is also generally subject to the risks described above under "Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options

                A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price.  The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date.  The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

                Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction").  If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

                No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as “initial margin.”  Initial margin is similar to a performance bond or good faith deposit which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs.

                Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Options on futures contracts.  In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.  Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures.  If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

                As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

                A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Investment in futures contracts involves risk.  A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract.  Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets.  The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves.  Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge.  The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons.  For example, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities, index, or commodity and futures markets.  In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators do the securities markets.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

                Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

                There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

                To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position.  A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop or continue to exist for a particular futures contract or option.

                As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market.  Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio.  Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

U.S. Treasury security futures contracts and options.  U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price.  Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

                Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities.  For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

                There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities.  For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  A unit is the current value of the index.  A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).  A Fund may also purchase and sell options on index futures contracts.

                For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks.  In the case of the S&P 500, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4).  If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

                There are several risks in connection with the use by a Fund of index futures.  For example, successful use of index futures by a Fund may be subject to the investment advisor’s ability to predict movements in the direction of the market.  For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline.  If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.  It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

                Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges.  Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges.  For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The lack of a common clearing facility creates counterparty risk.  If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies.  When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently.  If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.  A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.  In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.  The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Foreign Securities” in Part 2 of this SAI).

Foreign Currency Transactions

                Foreign currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors.  Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.  Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.  A Fund may use currency instruments for hedging, investment, or currency risk management.

                Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date.  A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract.  The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency.  Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

                A Fund also may purchase or sell currency futures contracts and related options.  Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price.  However, currency futures can be and often are closed out prior to delivery and settlement.  In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

                A Fund also may purchase or sell options on currencies.  These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.  Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner.  They may be traded on an exchange or in the OTC markets.  Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

                Derivatives involving foreign currencies may often lead to differences between a Fund's book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses.  While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes.  Thus, a Fund's gains from its positions in foreign currencies may accelerate and/ or recharacterize the Fund's income or gains at the Fund level and its distributions to shareholders.  A Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Repurchase Agreements

                A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest).  Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.  The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

                A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return.  Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.  During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.  A reverse repurchase agreement generally creates investment leverage.  If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

February 1, 2007	578702 (2/07)